EXHIBIT 10.16.1





THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT.





                       MEDIWARE INFORMATION SYSTEMS, INC.

                            (FORMERLY HEMOCARE, INC.)

                     12% Secured Note Due _________________




No. R                                                        New York, New York
$                                                            -------------------




                  MEDIWARE INFORMATION SYSTEMS, INC., a New York corporation (the "Company"), for value received, hereby promises to pay to ___________________, or registered assigns, the principal amount of $__________ on _________________, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 12.00% per annum from the date hereof, payable upon maturity or earlier prepayment of principal. Payments of principal and interest on this Note shall be made in lawful money of the United States of America at the principal office of the Company located at 1121 Old Walt Whitman Road, Melville, New York 11747-3005,New York, New York 10006, or at such other office or agency in the State of New York as the Company shall have designated by written notice to the holder of this Note as provided in the Subscription Agreement referred to below.





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                  This Note is being issued pursuant to a Subscription Agreement
(the "Subscription Agreement"), dated as of _________ _______, between the Company and the holder and is one of a group of identical notes issued in an offering to sell notes having an aggregate principal amount of up to $750,000 made pursuant to identical Subscription Agreements (the "Offering"). The holder of this Note is entitled to the benefits of the Subscription Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the holder hereof or his attorney duly authorized in writing. References in this Note to a "holder" shall mean the person in whose name this Note is at the time registered on the register kept by the Company and the Company may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment by the Company at any time, without a premium, in whole or in part in denominations of $10,000. Any prepayment shall be applied first to interest and then to principal.

                  This Note must be prepaid in full within thirty-one days after the closing of the earlier to occur of (a) a prospective offering of rights to purchase common stock of the Company, par value $.10 a share, for $.50 a share resulting in at least $1,000,000 proceeds to the Company or (b) a sale of all or substantially all of the assets of the Company or a merger of consolidation of the Company in which the Company is not the surviving corporation.

                  This Note is one of the Notes secured by a security interest in the present and future accounts of the Company, whether now owned or hereafter acquired. The Company undertakes to file appropriate financing statements in order to perfect such security interests.

                  At no time shall the interest rate payable on this Note, together with all other amounts payable hereunder or in connection herewith, to the extent same are construed to constitute interest, exceed the maximum rate of interest permitted by law. If at any time the applicable rate of interest computed in the manner provided in this Note, together with all fees and charges as provided for herein, contracted for, charged, received, taken or reserved by the holder in connection with the loan evidenced by this Note which are treated as interest under applicable law exceeds the maximum lawful rate (the "Maximum



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Rate") which may be contracted for, charged, taken, received or reserved by said holder in accordance with applicable law, taking into account all charges made in connection with the loan evidenced by this Note which are treated as interest under applicable law, the rate of interest payable hereunder, together with all such charges, shall be limited to the Maximum Rate; provided, however, that any subsequent reduction in all such charges shall not reduce the rate of interest earned hereunder, together with all charges, and shall equal the total amount of interest which would have accrued if there had been no Maximum Rate. It is expressly stipulated and agreed to be the intent of the Company and holder at all times to comply with the applicable state or other law governing the Maximum Rate or amount of interest payable on the loan evidenced by this Note (or applicable United States federal law to the extent that it permits any lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable state law). If and for so long as any applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the loan evidenced by this Note or if any prepayment by the Company results in the Company having paid any interest in excess of that permitted by applicable law, then it is the Company's and the holder's express intent that all excess amounts theretofore collected by the holder be credited to the principal balance of the loan evidenced by this Note (or, if all sums owing hereunder have been or would thereby be paid in full, refunded to the Company) and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with such applicable law and also to permit the recovery of the fullest amount otherwise called for hereunder.


                  1. Holder's Acknowledgments and Agreements. By acceptance of this Note, the holder of this Note acknowledges and agrees (in addition to and not in limitation of any agreements and acknowledgments set forth in the Subscription Agreement relating to this Note) as follows:

                           (a)   No   Assurances   of   Repayment.   The  holder
acknowledges that he has been advised by the Company that (i) the Company anticipates the need for capital additional to the proceeds of the Notes in order to fund its operations and to repay the sums to become due under this Note and (ii) that there can be no assurance that the Company will be able to obtain the additional capital required to fund its operations and to repay this Note, whether by completion of a public offering, through any other offering of its securities or otherwise. The holder acknowledges, represents and warrants that he has purchased this Note other than in reliance on any assurance that the Company will be able to obtain such additional capital.



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                           (b)  Restrictions  on Transfer.  The holder acknowl-
edges that he has been advised by the Company that this Note has not been registered under the Securities Act of 1933 (the "Securities Act"), that the
Note is being issued on the basis of the statutory exemption provided by section 4(2) of the Securities Act and/or Regulation D promulgated thereunder relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the holder in the Subscription Agreement. The holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the holder agrees that no sale, assignment or transfer of the Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Note is registered under the Securities Act, it being understood that the Note is not currently registered for sale and that the Company has no obligation or intention to so register the Note, or (ii) the Note is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Note and that there can be no assurance that Rule 144 sales will be available at any time in the future, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. The holder represents and warrants that this Note has been acquired for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                  2. Miscellaneous.

                           2.1.  All the covenants and agreements made by the
Company in this Note shall bind its successors and assigns.

                           2.2.  No recourse shall be had for the payment of
the principal, interest or premium, if any, on this Note or for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                           2.3.  No course of dealing between the Company and
the  holder  hereof  shall  operate  as  a  waiver  of  any  right  of  any


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holder  hereof,  and no delay on the part of the holder in exercising  any right hereunder shall so operate.

                           2.4. This Note may be amended only by a written
instrument executed by the Company and the holder hereof. Any amendment shall be endorsed upon this Note, and all future holders shall be bound thereby.

                           2.5.  All communications provided for herein shall
be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the holder of this Note, to the address shown on the books of the Company; and if to the Company, to Mediware Information Systems, Inc., 1121 Old Walt Whitman Road, Melville, New York 11747-3005, attention of the President, or to such other address as the Company may advise the holder of this
Note in writing. Notice shall be deemed given three (3) business days after so mailed.

                          2.6.  In the  event  that  this  Note is placed in the
hands of an attorney for collection, or in the event that any action be instituted on this Note, or any action is taken with respect to a default hereunder, the holder hereof shall be entitled to the payment by the maker and any other party liable for the obligations of the maker hereunder of all expenses in connection therewith, including without limitation, reasonable attorneys' fees.

                          2.7.  The  headings  of the  Sections of this Note are
inserted for convenience only and shall not be deemed to constitute a part of this Note.

                          2.8. This Note is made and delivered in New York,  New
York, and shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, Mediware Information Systems, Inc. has caused this Note to be executed in its corporate name by its President.


                                       MEDIWARE INFORMATION SYSTEMS, INC.


                                       By--------------------------------
                                            John C. Frieberg, President

ATTEST:


--------------------------------
                     , Secretary



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                                    GUARANTY
                                    --------


                  FOR VALUE RECEIVED, Digimedics Corporation, a California corporation ("Digimedics") which is a wholly-owned subsidiary of the Company, hereby guarantees the due and punctual payment of all sums which are or may become due and owing by the Company to the Holder under the foregoing Note, and hereby grants the Holder a security interest in the present and future accounts of Digimedics, whether now existing or hereafter acquired, to secure its obligations to Holder under this Guaranty. Digimedics undertakes to file appropriate financing statements in order to perfect such security interests.

                  IN WITNESS WHEREOF, Digimedics Corporation has caused this Guaranty to be executed with its corporate name by its President and attested to by its Secretary, and its seal to be affixed hereto.


                                       Digimedics Corporation



                                       By:---------------------------
                                          Title:  President

ATTEST:



----------------------------
                 , Secretary


[SEAL]



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